UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 29, 2020

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (the “Company”) was held on April 29, 2020 (“Annual Meeting”).

(b)
There were a total of 35,282,502 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 31,291,868 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  Except as otherwise noted below, the following individuals were elected as directors for three year terms:

	For		Against		Abstain		Broker Non-Votes
	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares	Number of votes
Mark J. Grescovich	28,752,752	99.05	251,530	0.87	21,842	0.08	2,265,743
David A. Klaue	28,047,337	96.63	902,006	3.11	76,781	0.26	2,265,743
Merline Saintil	28,829,972	99.32	120,955	0.42	75,197	0.26	2,265,743

Based on the votes set forth above, Directors Grescovich, Klaue and Saintil were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2023, and until their respective successors have been duly elected and qualified.

The terms of Directors Roberto R. Herencia, John R. Layman, David I. Matson, Kevin F. Riordan, Terry Schwakopf, Cheryl R. Bishop, Connie R. Collingsworth and Brent A. Orrico continued.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
28,417,277	358,227	250,620	2,265,743

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  Ratification of the Audit Committee’s appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
30,945,795	309,553	36,519	N/A

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2020 was duly ratified by the shareholders.

(c) None.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1 Press Release of Banner Corporation dated April 30, 2020
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 30, 2020	By: /s/Peter J. Conner
Peter J. Conner
Executive Vice President and
Chief Financial Officer